UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 10, 2018
(Date of earliest event reported)

Benchmark 2018-B2 Mortgage Trust
(Central Index Key Number 0001728339)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-13	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 27, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B2, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2018 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Atrium Center” (the “Atrium Center Mortgage Loan”) on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a loan combination (the “Atrium Center Loan Combination”). The Atrium Center Loan Combination includes the Atrium Center Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “Atrium Center Companion Loan”). The Atrium Center Loan Combination is being serviced and administered under the pooling and servicing agreement, dated and effective as of April 1, 2018 (the “BMARK 2018-B3 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Trust, National Association, as Trustee, relating to the BMARK 2018-B3 securitization transaction into which the Atrium Center Companion Loan was deposited.

The Mortgage Loan identified as “Marriott Charlotte City Center” (the “Marriott Charlotte City Center Mortgage Loan”) on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a loan combination (the “Marriott Charlotte City Center Loan Combination”). The Marriott Charlotte City Center Loan Combination includes the Marriott Charlotte City Center Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “Marriott Charlotte City Center Companion Loans”). The Marriott Charlotte City Center Loan Combination is being serviced and administered under the BMARK 2018-B3 Pooling and Servicing Agreement, relating to the BMARK 2018-B3 securitization transaction into which the Marriott Charlotte City Center Companion Loan was deposited.

The terms and conditions of the BMARK 2018-B3 Pooling and Servicing Agreement applicable to the servicing of the Atrium Center Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on February 27, 2018. However, under the BMARK 2018-B3 Pooling and Servicing Agreement, the Special Servicing Fee is subject to a $3,500 minimum per month for any specially serviced loan. There is no minimum Special Servicing Fee under the Pooling and Servicing Agreement. The BMARK 2018-B3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of April 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Trust, National Association, as Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 11, 2018	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Citibank, N.A., as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer.	(E)